               SECOND AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

          This SECOND AMENDED AND RESTATED STOCK PLEDGE AGREEMENT is made as of December 23, 1998 (this "Agreement"), by and between CHARLOTTE RUSSE HOLDING, INC., a Delaware corporation (the "Company"), and BANKBOSTON, N.A., a national banking association, as agent (in such capacity, the "Agent") for itself and other lending institutions (collectively, the "Banks") which are or may become parties to that certain Second Amended and Restated Revolving Credit Agreement dated as of December 23, 1998 (as amended and in effect from time to time, the "Credit Agreement") among the Company, Charlotte Russe, Inc. (the "Borrower"), the Banks and the Agent.

          WHEREAS, pursuant to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 5, 1997 (as amended and in effect from time to time, the "First Restated Credit Agreement", which amended and restated in its entirety the Revolving Credit and Term Loan Agreement dated as of September 27, 1996), the Banks made loans or otherwise extended credit to the Borrower for the purposes described therein;

          WHEREAS, the Company and the Agent entered into that certain Amended and Restated Stock Pledge Agreement dated as of December 5, 1997 (as amended and in effect from time to time, the "First Restated Stock Pledge Agreement", which amended and restated in its entirety the Stock Pledge Agreement dated as of September 27, 1996) by and between the Company and the Agent, for the benefit of the Banks and the Agent;

          WHEREAS, the Company, the Borrower, the Banks and the Agent have entered into the Credit Agreement to amend and restate in its entirety the First Restated Credit Agreement;

          WHEREAS, it is a condition precedent to the Banks amending and restating the First Restated Credit Agreement and converting any loans under the First Restated Credit Agreement into Loans under the Credit Agreement or making any other Loans under the Credit Agreement that the Company execute and deliver to the Agent, for the benefit of the Banks and the Agent, a pledge agreement in substantially the form hereof;

          WHEREAS, the Company wishes to grant pledges and security interests in favor of the Agent in order to secure the Obligations and to ratify and confirm the prior grant of pledges and security interests under the First Restated Stock Pledge Agreement; and

          WHEREAS, the Company is the direct legal and/or beneficial owner of all (except as otherwise noted in ANNEX A) of the issued and outstanding shares of each class of the capital stock of each of the corporations described on ANNEX A;

          NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Agent agree that the First Restated Stock Pledge Agreement is hereby amended and restated in its entirety as follows:

          1. PLEDGE OF STOCK, ETC.

                    1.1. PLEDGE OF STOCK. The Company hereby pledges, assigns, grants a security interest in, and delivers to the Agent, for the benefit of the Banks, all of the shares of capital stock of the Borrower of every class, as more fully described on ANNEX A hereto, to be held by the Agent, for the benefit of the Banks, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Agent.

                    1.2. ADDITIONAL STOCK. In case the Company shall acquire any additional shares of the capital stock of the Borrower or any other Subsidiary of the Company or any corporation which is the successor of the Borrower or such Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of the Borrower or such Subsidiary, by purchase, stock dividend, stock split or otherwise, then the Company shall forthwith deliver to and pledge such shares or other securities to the Agent, for the benefit of the Banks, under this Agreement and shall deliver to the Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed in blank by the Company. The Company agrees that the Agent may from time to time attach as ANNEX A hereto an updated list of the shares of capital stock or securities at the time pledged with the Agent hereunder.

                    1.3. PLEDGE OF CASH COLLATERAL ACCOUNT. The Company also hereby pledges, assigns, grants a security interest in, and delivers to the Agent, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

          2. DEFINITIONS. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

          CASH COLLATERAL. See Section 4.

          CASH COLLATERAL ACCOUNT. See Section 4.

          STOCK. Includes the shares of stock described in ANNEX A attached hereto and any additional shares of stock at the time pledged with the Agent hereunder.

          STOCK COLLATERAL. The property at any time pledged to the Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Company to the extent expressly permitted by Section 6.

          TIME DEPOSITS. See Section 4.

          3. SECURITY FOR OBLIGATIONS. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Banks, as security for the payment and performance in full of all the Obligations.

          4. LIQUIDATION, RECAPITALIZATION, ETC.

                    4.1. DISTRIBUTIONS PAID TO AGENT. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in Section 6, be paid over and delivered to the Agent to be held by the Agent as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Agent to be held by it as security for the Obligations. Except to the limited extent provided in
          Section 6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Agent, be held in trust for the Agent as security for the payment and performance in full of all of the Obligations.

                    4.2. CASH COLLATERAL ACCOUNT. All sums of money that are delivered to the Agent pursuant to this Section 4 shall be deposited into an interest bearing account with the Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Agent after consultation with the Company, PROVIDED, that, in each such case, arrangements satisfactory to the Agent are made and are in place to perfect and to ensure the first priority of the Agent's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

                    4.3. COMPANY'S RIGHTS TO CASH COLLATERAL, ETC. Except as otherwise expressly provided in Section 15, the Company shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Agent to part with the Agent's possession of any instruments or other writings evidencing any Time Deposits.

          5. WARRANTY OF TITLE; AUTHORITY. The Company hereby represents and warrants that: (i) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in Section 1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement,
(ii) all of the Stock described in Section 1 is validly issued, fully paid and non-assessable, (iii) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (iv) the information set forth in ANNEX A hereto relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the rights and security interest of the Banks and the Agent in such Stock against the claims and demands of all persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks and the Agent.

          6. DIVIDENDS, VOTING, ETC., PRIOR TO MATURITY. Unless the circumstances described in the penultimate sentence of this section exist, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; PROVIDED, HOWEVER, that no vote shall be cast or consent waiver or ratification given by the Company if the effect thereof would in the reasonable judgment of the Agent impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents. If an Event of Default shall have occurred and be continuing and such Event of Default shall have resulted in a restriction, pursuant to the Subordination Agreement, on the ability of the Company to make payments on the Subordinated Debt, then for so long as such restriction is in effect all such rights of the Company to receive cash dividends shall cease. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Agent's option, as evidenced by the Agent's notifying the Company of such election, cease in case an Event of Default shall have occurred and be continuing.

          7. REMEDIES.

                    7.1. IN GENERAL. If an Event of Default shall have occurred and be continuing, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

                              (a) if the Agent so elects and gives notice of
                    such election to the Company, the Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

                              (b) the Agent may demand, sue for, collect or make
                    any compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

                              (c) the Agent may sell, resell, assign and
                    deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Agent thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                              (d) the Agent may cause all or any part of the
                    Stock held by it to be transferred into its name or the name of its nominee or nominees; and

                              (e) the Agent may set off against the Obligations
                    any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Agent.

                    7.2. SALE OF STOCK COLLATERAL. In the event of any disposition of the Stock Collateral as provided in clause (c) of
          Section 7.1, the Agent shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. The Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in the order set forth in such order or preference as the Agent may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Agent of any amount required by Section 9-504(1)(c) of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, need the Agent account to the Company for any surplus.

                    7.3. REGISTRATION OF STOCK. If the Agent shall determine to exercise its right to sell any or all of the Stock pursuant to this
          Section 7, and if in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                    7.4. PRIVATE SALES. The Company recognizes that the Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the

          Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                    7.5. COMPANY'S AGREEMENTS, ETC. The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky"
          laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Agent, that the Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against the Company and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          8. MARSHALLING. The Agent shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Agent's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

          9. COMPANY'S OBLIGATIONS NOT AFFECTED. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Agent of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (ii) any amendment to or modification of the Credit Agreement, the Notes, the other Loan Documents or any of the Obligations; (iii) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the Security Documents; or (iv) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing.

         10. TRANSFER, ETC., BY COMPANY. Without the prior written consent of the Agent, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

          11. FURTHER ASSURANCES. The Company will do all such acts, and will furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Agent hereunder, all without any cost or expense to the Agent. If the Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

          12. AGENT'S EXONERATION. Under no circumstances shall the Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Stock Collateral and (ii) after an Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner. The Agent shall not be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Stock Collateral or against other parties thereto. The Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

          13. NO WAIVER, ETC. No act, failure or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protect of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

          14. NOTICE, ETC. All notices, requests and other communications hereunder shall be made in the manner set forth in, and at the address specified by reference in Section 20 of the Credit Agreement.

          15. TERMINATION. Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Agent shall, at the Company's request and expense, return such Stock Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder.

          16. NO WAIVER. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged.

          17. SUCCESSORS AND ASSIGNS. This Agreement and all obligations of the Company shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of the Agent hereunder, inure to the benefit of the Agent, its successors in title and assigns.

          18. GOVERNING LAW. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS AN INSTRUMENT UNDER SEAL AND THIS AGREEMENT AND THE OBLIGATIONS OF THE COMPANY HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          19. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or such Bank has represented, expressly or otherwise, that the Agent or such Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent and the Banks are parties, the Agent is relying upon, among other things, the waivers and certifications contained in this Section 19.

          20. HEADINGS. The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          21. SEVERABILITY, ETC. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

          22. TRANSITIONAL ARRANGEMENTS. This Agreement shall supersede the First Restated Stock Pledge Agreement in its entirety on and as of the Closing Date. On the Closing Date, the rights and obligations of the parties under the First Restated Stock Pledge Agreement shall be subsumed within and governed by this Agreement; PROVIDED, that the provisions of the First Restated Stock Pledge Agreement shall remain in full force and effect prior to the Closing Date. The security interest granted by this Agreement is an extension of the security interest granted in the First Restated Stock Pledge Agreement

                    [REMAINING PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, intending to be legally bound, the Company and the Agent have caused this Second Amended and Restated Stock Pledge Agreement to be executed as of the date first above written.

                                  CHARLOTTE RUSSE HOLDING, INC.


                                  By: /s/ DANIEL T. CARTER
                                     ------------------------------------------
                                  Title: CFO


                                  BANKBOSTON, N.A., AS AGENT


                                  By: /s/ NANCY E. FULLER
                                     ------------------------------------------
                                     Title: Director



          The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of Sections 4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Bank and the Company in carrying out such provisions.

                                  CHARLOTTE RUSSE, INC.


                                  By: /s/ DANIEL T. CARTER
                                     ------------------------------------------
                                     Title: CFO

                           ANNEX A TO PLEDGE AGREEMENT

          None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this ANNEX A.


                                                    Number of      Number of      Number of       Par or
                        Record       Class of      Authorized       Issued       Outstanding    Liquidation
      Issuer             Owner        Shares         Shares         Shares         Shares          Value
      ------            ------       --------      ----------     ----------     -----------    -----------
Charlotte             Charlotte       common          4,000          4,000          4,000         $10.00
Russe, Inc.             Russe
                    Holding, Inc.